UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2009

TECUMSEH PRODUCTS COMPANY
(Exact name of registrant as specified in its charter)

Michigan	0-452	38-1093240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1136 Oak Valley Drive Ann Arbor, Michigan	48108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 585-9500

(not applicable)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

The Company has fixed the close of business on July 9, 2009 as the record date for shareholders entitled to notice of and to vote at the 2009 annual meeting of shareholders (the “Annual Meeting”), which will be held on Friday, August 14, 2009.  (The record date formerly was May 8, 2009.)

The federal securities laws require that the Company's Form S-4/proxy statement for the annual meeting be reviewed and declared effective by the Securities and Exchange Commission before it can be mailed to the Company’s shareholders. This process necessitated that the Company re-set the record date and schedule the annual meeting for August 14.

The Annual Meeting is being held more than 30 days after the anniversary of the Company’s prior annual meeting of shareholders held on April 29, 2008.  As a result, certain notice deadlines provided in the Company’s proxy statement, dated April 2, 2008, under the heading “Shareholder Proposals in our 2009 Proxy Statement” have changed.

If a shareholder intends to present any proposal for inclusion in the Company’s proxy statement/prospectus in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, for consideration at the Annual Meeting, the proposal must be received by the Secretary of the Company, at the Company’s principal office, by June 15, 2009. Such proposal must also meet the other requirements of the rules of the United States Securities and Exchange Commission relating to shareholders’ proposals.

The Company’s bylaws contain advance notice provisions that a shareholder must follow to nominate a person for election to the Company’s Board of Directors or to present any other proposal at an annual meeting of shareholders. These provisions require, among other things, that the shareholder give timely notice to the Company of the nomination or other proposed business, that the notice contain specified information about the nominee or proposal and that the shareholder comply with certain other requirements. Generally, in the case of an annual meeting of shareholders, a shareholder’s notice in order to be timely must be delivered in writing, by first class U.S. mail, to the Secretary of the Company, at the Company’s principal office, not later than 60 days nor earlier than 90 days before the first anniversary of the prior year’s annual meeting; however, in the event that the annual meeting is called for a date that is not within 20 days before or after such anniversary date, such notice by the shareholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which the notice of the date of the annual meeting is mailed, transmitted electronically, or publicly disclosed, whichever occurs first. If a shareholder’s nomination or proposal is not in compliance with the procedures set forth in the Company’s bylaws, the Company may disregard such nomination or proposal.

In accordance with the bylaws, since the annual meeting date is not within 20 days before or after the anniversary date of last year’s annual meeting, notice by a shareholder must be delivered no later than the close of business on the tenth day after the date hereof. Accordingly, if a shareholder of the Company intends, at the Annual Meeting, to nominate a person for election to the Company’s Board of Directors or to propose other business, the shareholder must deliver a notice of such nomination or proposal to the Company not later than the close of business on June 22, 2009, and comply with the requirements set forth in the Company’s bylaws. If a shareholder submits a proposal outside of Rule 14a-8 for the Annual Meeting and such proposal is delivered within the time frame specified in the

Company’s bylaws, the Company’s proxy may confer discretionary authority on persons being appointed as proxies on behalf of the Company to vote on such proposal.

Notices should be addressed in writing to:

Tecumseh Products Company

1136 Oak Valley Drive

Ann Arbor, Michigan 48108

Attn: Lynn Dennison, Secretary

Cautionary Statements Relating to Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently.  Forward-looking statements represent the Company’s management’s judgment regarding future events.  Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct.  All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements.  The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company’s actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under the heading “Risk Factors” contained in the Company’s filings with the Securities and Exchange Commission.

Information About Participants

ON MARCH 27, 2009, TECUMSEH PRODUCTS COMPANY FILED A PRELIMINARY PROXY STATEMENT/PROSPECTUS, AS AMENDED ON MAY 19, 2009, WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”). BEFORE SOLICITING PROXIES, WE WILL PROVIDE SHAREHOLDERS WITH A DEFINITIVE PROXY STATEMENT/PROSPECTUS CONTAINING INFORMATION ABOUT THE COMPANY AND CERTAIN PROPOSALS TO BE PRESENTED TO A VOTE OF SHAREHOLDERS AT ITS 2009 ANNUAL MEETING. WE ADVISE SHAREHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WHEN IT IS AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. SHAREHOLDERS MAY OBTAIN FREE COPIES OF THE DEFINITIVE PROXY STATEMENT/PROSPECTUS (WHEN IT IS AVAILABLE) AND OTHER DOCUMENTS WE FILE WITH THE SEC AT THE SEC’S WEBSITE AT WWW.SEC.GOV. THEY MAY ALSO ACCESS A COPY OF OUR DEFINITIVE PROXY STATEMENT/PROSPECTUS WHEN IT IS AVAILABLE BY ACCESSING WWW.TECUMSEH.COM. IN ADDITION, SHAREHOLDERS MAY OBTAIN A FREE COPY OF THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WHEN IT IS AVAILABLE BY CONTACTING GEORGESON INC. TOLL FREE AT (866) 203-1198 (BANKS AND BROKERS CALL (212) 440-9800).

TECUMSEH PRODUCTS COMPANY, OUR DIRECTORS, DIRECTOR NOMINEES AND SOME OF OUR EXECUTIVE OFFICERS WILL BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES IN RESPECT OF THE MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING. INFORMATION ABOUT OUR DIRECTORS, DIRECTOR NOMINEES AND

SOME OF OUR EXECUTIVE OFFICERS WILL BE CONTAINED IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS. INFORMATION ABOUT THE PARTICIPANTS’ DIRECT OR INDIRECT INTERESTS IN THE MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING WILL BE CONTAINED IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS REFERRED TO ABOVE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECUMSEH PRODUCTS COMPANY

Date: June 12, 2009	By	/s/ James S. Nicholson
James S. Nicholson
Vice President, Treasurer and Chief Financial Officer

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